SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)       April 30,
                                                          ----------------
          1999 (April 28, 1999)
          --------------------------

                               ICG COMMUNICATIONS, INC.
          ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                     Delaware           1-11965        84-1342022
          ----------------------------------------------------------------
          (State of Incorporation)    (Commission    (IRS Employer
                                      File Number)   Identification No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)

                             ICG HOLDINGS (CANADA) CO.
          ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                   Canada            1-11052       Not Applicable
          -----------------------------------------------------------------
          (State of Incorporation) (Commission    (IRS Employer
                                   File Number)   Identification No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)

                                  ICG HOLDINGS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                  Colorado           33-96540             84-1158866
          -----------------------------------------------------------------
          (State of Incorporation) (Commission         (IRS Employer
                                   File Number)        Identification No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)

                                   ICG FUNDING, LLC
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                   Delaware         333-40495         84-1434980
          -----------------------------------------------------------------
          (State of Incorporation) (Commission     (IRS Employer
                                   File Number)   Identification No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)

          Registrants' telephone numbers, including area codes  (888) 424-
                                                                ----------
          1144 and (303) 414-5000
          -----------------------

          ITEM 5.   OTHER EVENTS.
          ------    ------------

                    In a press release dated April 28, 1999, ICG
          Communications, Inc., a Delaware corporation (the "Corporation"), announced its earnings information and results of operations for the Corporation's 1999 first quarter. A copy of the press release is attached.

          ITEM 7.   Exhibits.
          ------    --------

                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated April 28, 1999.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated: April 29, 1999              ICG COMMUNICATIONS, INC.


                                             By:/s/ H. Don Teague
                                                ---------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                 General Counsel and Secretary


                                             ICG HOLDINGS (CANADA) CO.


                                             By: /s/ H. Don Teague
                                                ---------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                 General Counsel and Secretary


                                             ICG HOLDINGS, INC.


                                             By: /s/ H. Don Teague
                                                --------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                 General Counsel and Secretary


                                             ICG FUNDING, LLC


                                             By: /s/ H. Don Teague
                                                ---------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                 General Counsel and Secretary

                                       EXHIBIT INDEX
                                       --------------

        Exhibits      Description
        --------      -----------

          99.1        Press Release, dated April 28, 1999.